Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Build-A-Bear Workshop, Inc. (the “Company”) on Form 10-Q for the period ended August 1, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Voin Todorovic, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Voin Todorovic
Voin Todorovic Chief Financial Officer Build-A-Bear Workshop, Inc.
(Principal Financial Officer)

Date: September 10, 2026